UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2024

Renalytix plc

(Exact name of registrant as specified in its Charter)

England and Wales	001-39387	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Leman Street London E1W 9US United Kingdom
(Address of principal executive offices) (Zip Code)

+44 20 3139 2910
(Registrant’s telephone number, including area code)

Finsgate

5-7 Cranwood Street

London EC1V 9EE

United Kingdom
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value £0.0025 per ordinary share	n/a	The Nasdaq Stock Market LLC*
American Depositary Shares, each representing two ordinary shares, nominal value £0.0025 per ordinary share	RNLX	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Renalytix plc (the “Company”) received written notification from the Nasdaq Office of General Counsel on August 23, 2024 that following the presentation of its operating and financing plan, the Company has been granted an extension until October 25, 2024 to regain compliance with the Minimum Bid Price Requirement and other applicable Nasdaq listing requirements as described below.

As previously disclosed, the Company received two written notices from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that (i) because the closing bid price for the Company’s American Depositary Shares (“ADSs”), each representing two ordinary shares, nominal value £0.0025 per share, was below $1.00 per ADS for at least 30 consecutive business days, the Company did not meet the $1.00 per ADS minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1) the (“Minimum Bid Price Requirement”) and (ii) it was not in compliance with the requirement to maintain a minimum market value of listed securities (the “MVLS”) of $50,000,000 for continued listing on The Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Requirement”). Pursuant to Nasdaq Listing Rule 5810(c)(3)(A) and Nasdaq Listing Rule 5810(c)(3)(C), the Company originally had a compliance period of 180 calendar days, or until June 19, 2024 (the “First Compliance Period”), to regain compliance with the Minimum Bid Price Requirement and the MVLS Requirement. On June 21, 2024, the Company received written notice from Nasdaq notifying the Company that the Nasdaq staff determined that the Company did not regain compliance within the First Compliance Period.

As a result of the foregoing, the Company engaged in an appeal of the delisting determination before a Nasdaq Hearings Panel (the "Panel"), during which the Company presented a strategic plan to regain compliance with the applicable Nasdaq listing requirements. On August 23, 2024, the Company received a written notice (the “Notice”) from the Panel informing the Company that it now has until October 25, 2024 (the “Second Compliance Period”) to regain compliance with the Minimum Bid Price Requirement and other applicable Nasdaq listing requirements.

In addition, as set forth in the Notice, Nasdaq and the Company determined that the Company is better suited to have its securities traded on the Nasdaq Capital Market; accordingly, trading of the Company’s ADSs will be transferred to the Nasdaq Capital Market effective August 27, 2024. As a result of this transfer, and in lieu of satisfaction of the MVLS Requirement, during the Second Compliance Period, (i) the Company must demonstrate compliance with the $1.00 per ADS minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2), (ii) the Company must achieve and demonstrate long-term compliance with the $2,500,000 minimum stockholders’ equity requirement set forth in Nasdaq Listing Rule 5550(b)(1), and (iii) the Company must provide the Panel with income projections for the next 12 months. There can be no assurance that the Company will achieve compliance during the Second Compliance Period. If the Company's ADSs are delisted, it could be more difficult to buy or sell the Company's ADSs or to obtain accurate quotations, and the price of the Company's ADSs could suffer a material decline. Delisting could also impair the Company's ability to raise capital.

Item 7.01 Regulation FD Disclosure

On August 27, 2024, the Company issued a press release announcing the written notification from Nasdaq, which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are not historical facts and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. This information includes, without limitation, statements concerning the Company's intention or ability to regain compliance with the applicable Nasdaq listing requirements, the Company's intention to appeal the Nasdaq staff's determination, the Company's expectation that a request for a Panel hearing will stay the suspension of the Company's securities pending the Panel's decision, the timing and nature of any hearing before the Panel, the outcome of the Panel's review of any Company appeal of the Nasdaq staff's determination, and any courses of action to regain compliance with the applicable Nasdaq listing requirements. Words such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "seeks," and similar expressions are intended to identify forward-looking statements. The Company may not actually achieve the plans and objectives disclosed in the forward-looking statements, and you should not place undue reliance on the Company's forward-looking statements. Any forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in such statements. These and other risks are described more fully in the Company's filings with the Securities and Exchange Commission (SEC), including the "Risk Factors" section of its annual report on Form 10-K filed with the SEC on September 28, 2023, and any risks that may be contained in any subsequent filings that the Company makes with the SEC. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated August 27, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

renalytix plc

Dated: August 27, 2024	By:	/s/ James McCullough
James McCullough Chief Executive Officer